                                                                   EXHIBIT 10.31

                         REGISTRATION RIGHTS AGREEMENT

     AGREEMENT, dated as of March 13, 2000 among SciQuest.com, Inc., a Delaware corporation (the "Company"), and EMAX Solution Providers, Inc., a Delaware corporation ("EMAX"), in favor of the former stockholders of EMAX who executed the Stockholder Certificate pursuant to the Merger Agreement (collectively the "Stockholders.")

     WHEREAS, concurrently with the execution of this Agreement, the Company and EMAX are parties to an Agreement and Plan of Merger and Reorganization (the

"Merger Agreement") which provides for the merger of SciQuest Acquisition, Inc.,
-----------------
a Delaware corporation and wholly-owned subsidiary of the Company, with and into EMAX (the "Merger"), on the terms and subject to the conditions set forth
           ------
therein. By virtue of the Merger, the outstanding shares of capital stock of EMAX will be converted into the right to receive shares of Common Stock of the Company on the basis described in the Merger Agreement. Unless otherwise indicated, capitalized terms not defined herein have the meanings set forth in the Merger Agreement.

     WHEREAS, the Company has not filed a registration statement to register any of its shares of common stock in connection with the transactions contemplated under the Merger Agreement other than the Additional Option Shares.


     WHEREAS, pursuant to Section [___] of the Merger Agreement, it is a condition to the consummation of the Merger that the Company provides certain registration rights with respect to the Common Stock upon the terms and subject to the conditions set forth below.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

     1.     Certain Definitions.  As used in this Agreement, in addition to the
            -------------------
terms defined above, the following terms shall have the following respective meanings:

     "Commission" shall mean the Securities and Exchange Commission or any other
      ----------
federal agency at the time administering the Securities Act.

     "Common Stock" shall mean the Common Stock, $0.001 par value, of the
      ------------
Company, constituted as of the date of this Agreement.

     "Holders" shall mean the Stockholders and any other person holding
      -------
 Registrable Securities to whom these registration rights have been transferred pursuant to Section 10 hereof.

     "Public Offering" shall mean the effectiveness of the filing of a
      ---------------
registration statement under the Securities Act that covers the offer and sale by the Company to the public of Common Stock.

     "Other Stockholders" shall mean persons other than Holders who, by virtue
      ------------------
of agreements with the Company, are entitled to include their securities in a registration effected pursuant to this Agreement.

     The terms "register," "registered" and "registration" refer to the
                --------    ----------       ------------
effectiveness of a registration statement prepared and filed in compliance with the Securities Act.

     "Registrable Securities" as of any particular time shall mean the Common
      ----------------------
Stock issued to the Stockholders pursuant to the Merger Agreement, including those held in the Escrow Account; provided, however, that Registrable Securities shall only be treated as Registrable Securities if and so long as, they have not been (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof, so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

     "Registration Expenses" shall mean all expenses incurred by the Company in
      ---------------------
complying with Sections 2, 3 and 4 hereof, including, without limitation, all registration and filing fees; printing expenses; fees and disbursements of counsel for the Company; reasonable fees and expenses of a single counsel for the selling Holders; state "blue sky" fees and expenses; and accountants' expenses, including without limitation any special audits incident to or required by any such registration; but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company, and excluding also any additional disbursements of counsel for the selling Holders, which shall be paid by such selling Holders.

     "Securities Act" shall mean the federal Securities Act of 1933, as amended,
      --------------
or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any particular time.

     "Securities Exchange Act" shall mean the federal Securities Exchange Act of
      -----------------------
1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any particular time.

     "Selling Expenses" shall mean all underwriting discounts, selling
      ----------------
commissions and transfer taxes applicable to the sale of Registrable Securities and any other securities of the Company being sold in the same registration as the Registrable Securities by Other Stockholders.

     2.  Requested Registration
         ----------------------

         2.1.  Demand Registration Rights.  Subject to the conditions of
               --------------------------
Section 2.2 below, Holders of the Registrable Securities may make one demand on the Company to register all or a part of the Registrable Securities (a "Demand Registration") on Form S-1 or such other form that may be available to the Company to effect such Demand Registration following 135 days from the Closing Date.

          2.2.  Request for Registration.  In the event the Company shall
                ------------------------
receive a written request from Holders of at least fifty percent (50%) of the Registrable Stock (the "Initiating Holders") that the Company effect a Demand Registration with respect to all or a part of the Registrable Securities, the Company shall:

                (a) promptly give written notice of the proposed registration to all other Holders; and

                (b) as soon as practicable, use its diligent best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws, and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of such portion of such Registrable Securities as is specified in such request, together with such portion of the Registrable Securities of any Holder or Holders joining in such request as is specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided that the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 2:

                    (A) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                    (B) during the period following a Public Offering that is contemplated by Section 11 hereof, provided that the "market stand-off" effected by any such extension is applicable against the persons described in Section 11(ii);

                    (C) if such registration would exceed the number of registrations specified for the Holders in Section 2. 1.

     In the event the Company is not obligated to effect any requested registration by virtue of the foregoing clauses (A) through (C) and does not effect such requested registration, such request shall not be deemed to be a demand for registration for purposes of Section 2.1. Subject to the foregoing clauses (A) through (C), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the Initiating Holders; provided, however, that if the Company shall furnish to the Initiating Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good-faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its Stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for sixty (60) days after receipt of the request of the Initiating Holders, provided that the Company shall not exercise its right to defer filing of such registration statement for more than an aggregate of one hundred twenty (120) days in any 12-month period.

     The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 2.3 below, include securities offered by the Company for its own account and/or other securities of the Company that are held by Other Stockholders.

         2.3.  Underwriters.  If the Initiating Holders intend to distribute the
               ------------
Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to
Section 2.1 and the Company shall include such information in the written notice referred to in Section 2.2(a) hereof. The right of any Holder to registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by the Initiating Holders and such Holder) to the extent provided herein.

     If the Company shall request inclusion in any registration pursuant to
Section 2 of securities being sold for its own account, or if Other Stockholders shall request inclusion in any registration pursuant hereto, then, subject to the last sentence of this Section 2.3 with respect to the Company's request, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Agreement. The Company shall (together with all Holders and Other Stockholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form and containing customary terms reasonably acceptable to the Initiating Holders, with the representative of the underwriter or underwriters selected for such underwriting by the Company and reasonably acceptable to the Initiating Holders; provided, however, that if the Company has not selected an underwriter reasonably acceptable to the Initiating Holders within thirty (30) days after the Company's receipt of the request for registration from the Initiating Holders, then the Initiating Holders may select an underwriter reasonably acceptable to the Company in connection with such registration. Notwithstanding any other provision of this Section 2, if the underwriter representative advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the securities of the Company held by Other Stockholders shall first be excluded from such registration to the extent so required by such limitation, and, to the extent additional shares need to be excluded in order to conform to such limitation, the securities requested by the Company to be included, if any, shall next be excluded, and, finally, to the extent additional shares need to be excluded, Registrable Securities requested to be included shall be excluded from such registration to the extent so required, reduced on a pro rata basis in proportion to the number of shares of Registrable Securities owned by them. The Company shall advise all holders of securities requesting registration as to the number of shares of securities that may be included in the registration and underwriting as allocated in the foregoing manner. If any Other Stockholder or Holder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration. The Company may include its securities for its own account in such underwritten registration if the underwriter so agrees and if the number of Registrable Securities and other securities of the Holders that would otherwise have been included in such registration and underwriting will not be limited thereby. If all of the shares requested to be included by the Holders in such underwritten offering have not been included, than Holder shall not be deemed to have exercised its demand registration rights.

        2.4. Deferral of Registration.  If the Company shall furnish to the
             ------------------------
Initiating Holders a certificate signed by its President or Chief Executive Officer stating that, in the good faith judgment of the Company's Board, it would require the disclosure of material information that would have a Material Adverse Effect on the Company and its shareholders for such registration to be effected at such time, the Company shall have the right to defer the filing of the registration statement for a period of not more than sixty (60) days after the receipt of the request of the Holders under this Section 2, except that the Company shall not utilize this right for more than an aggregate of one hundred twenty (120) days in any 12-month period.

     3. Company Registration.
        --------------------

        3.1. Piggyback Registration.  If the Company shall propose to register
             ----------------------
any of its securities in connection with the public offering of such securities solely for cash on a form that would permit the registration of the Registrable Securities any time following three (3) months from the Closing Date, the Company shall promptly give to each Holder written notice of such registration (a "Piggyback Registration"), which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws; and include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder or Holders within fifteen (15) days after receipt of such written notice from the Company, subject to the underwriter limitations, if any, described in Section
3.3 hereof. The Company shall have the right to withdraw or cease to prepare or file any registration statement for any offering referred to in this Section 3.1 without any obligation or liability to any Holder.

        3.2. Number of Piggyback Registrations.  Subject to the underwriter
             ---------------------------------
limitations, if any, described in Section 3.3 below, each Holder shall be entitled to have its Registrable Securities included in an unlimited number of Piggyback Registrations pursuant to this Section 3.

        3.3. Underwriting.  If the registration of which the Company gives
             ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.1 hereof. In such event the right of any Holder to registration pursuant to Section 3.1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's

Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 3 (but subject to the special exception described in Section 3.2 above), if the underwriter reasonably determines that marketing factors require a limitation on the number of shares to be underwritten, the number of shares that may be included in the registration shall first be allocated to the Company, then allocated pro rata among the holders of Registrable Securities and Other Stockholders requesting registration in proportion (as nearly as possible) to the respective amounts of Registrable Securities and other securities that such Holders and Other Stockholders had requested to be included in such registration. The Company shall advise all holders of securities requesting registration as to the number of shares or securities that may be included in the registration and underwriting as allocated in the foregoing manner. No such reduction shall be made with respect to securities offered by the Company for its own account. If any Holder or Other Shareholder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration.

     4.   Form S-3 Registration.  If, at a time when Form S-3 is available for
          ---------------------
the registration of Registrable Securities and the Company is eligible to use Form S-3 for such registration, the Company shall receive from the Holders of Registrable Securities a written request that the Company effect a registration on Form S-3, as a shelf registration or otherwise, of any such Holder's Registrable Securities, the Company will promptly give written notice of the proposed registration to all other Holders and, as soon as practicable, effect such registration and all such related qualifications and compliances as may be reasonably requested and as would permit or facilitate the sale and distribution of all Registered Securities as are specified in such request and any written requests of other Holders given within 20 days after receipt of such notice. The Company shall have no obligation to register more than fifty percent (50%) of Registrable Securities on Form S-3 held by each Holder. The Company shall have no obligation to effect a registration requested by a holder of Registrable Securities under this Section 4 unless the aggregate offering price of the securities requested to be sold pursuant to such registration is, in the good faith judgment of the Company, expected to be equal to or greater than $ 2,000,000.

     5.   Expenses of Registration. All Registration Expenses incurred in
          ------------------------
connection with any registration, qualification or compliance pursuant to Sections 2 and 3 of this Agreement and the first two (2) registrations pursuant to Section 4 of this Agreement shall be borne by the Company; and all Selling Expenses shall be borne by the Holders and the Other Stockholders of the securities so registered pro rata on the basis of the number of their shares so registered; provided, however, that if, as a result of the withdrawal of a request for registration by the Initiating Holders pursuant to Section 2 hereof, the registration statement does not become effective, in which case the Holders and Other Stockholders requesting registration shall have the option of bearing such Registration Expenses pro rata on the basis of the number of their shares so included in the registration request (except for the fees of any counsel for the Holders, which shall be borne only by the persons whom such counsel represented, pro rata on the basis of the number of their shares so included in the registration request); in which case such registration shall not be counted as a registration pursuant to Section 2.1 hereof, and provided, further, that if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by the selling Stockholders, then such expenses shall be payable by the selling Stockholders pro rata to the extent required by such jurisdiction.

     6.   Registration Procedures. In the case of each registration effected by
          -----------------------
the Company pursuant to Section 2 of this Agreement, the Company shall keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense the Company shall use commercially reasonable efforts to:

          6.1. keep such registration effective for a period of one hundred eighty (180) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; and

          6.2. furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request.

          6.3 prepare and file with the Commission as soon as reasonably practicable a registration statement on any form on which registration is requested for which the Company then qualifies; provided, however, that before
                                                --------  -------
filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall (A) provide Holders' counsel and any other Inspector with an opportunity to participate in the preparation of such registration statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the Commission, which documents shall be subject to the review of Holders' counsel, and (B) notify Holders' counsel and each seller of Registrable Securities pursuant to such registration statement of any stop order issued or threatened by the Commission and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

          6.4 prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective, if such shares are registered pursuant to Section 2, until the later to occur of
(i) the 120th day following the date on which such registration statement was declared effective and (ii) the first anniversary of the date hereof, to the extent permitted under Rule 415 under the Act, or such other period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the ninety (90) day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          6.5 as soon as reasonably possible, furnish to each seller of Registrable Securities, prior to filing a registration statement, copies of such registration statement as it is proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          6.6 use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Securities may request, and to continue such qualification in effect in each such jurisdiction for as long as is permissible pursuant to the laws of such jurisdiction, or for as long as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (A) qualify
        --------  -------
generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section, (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction;

          6.7 use it commercially reasonable efforts to obtain all other approvals, covenants, exemptions or authorizations from such governmental agencies or authorities as may be necessary to enable the sellers of such Registrable Securities to consummate the disposition of such Registrable Securities;

          6.8 notify each seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each such seller a reasonable number of copies of a supplement to or amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

          6.9 enter into and perform customary agreements (including an underwriting agreement in customary form with the underwriter, if any, selected as provided in this Agreement) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

         6.10 otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission;

         6.11 cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed, subject to the satisfaction of the applicable listing requirements of each such exchange;

         6.12 cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD"); and

         6.13 use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

     7.  Indemnification.
         ---------------

         7.1. With respect to each Holder whose securities have been registered or qualified pursuant to this Agreement, the Company shall indemnify such Holder, each of such Holder's officers, directors and partners, and each person controlling (as defined in the Securities Act) such Holder and each of such controlling person's officers, directors and partners, and shall also indemnify each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and shall reimburse each such Holder and each person controlling such Holder, and each of such controlling person's officers, directors and partners, each of its officers, directors and partners, each such underwriter, and each person who controls such underwriter, for any legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon written information furnished to the Company in an instrument duly executed by the Holder or underwriter seeking to be indemnified, where such information was provided specifically for use in such prospectus, offering circular or related document.

          7.2. Each Holder and Other Stockholder shall, if securities held by him or it are included among the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each person who controls (as defined in the Securities Act) the Company, and each other such Holder and Other Stockholder and each of such controlling person's officers, directors and partners, and each person controlling such Holder or Other Stockholder and each of such controlling person's officers, directors and partners, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, and shall reimburse the Company and such Holders, Other Stockholders, directors, officers, partners, persons, underwriters and control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder or Other Stockholder specifically for use therein; provided, however, that the obligations of such Holder or Other Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Holder or Other Stockholder of securities sold as contemplated herein.

          7.3. Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be withheld unreasonably), and the Indemnified Party may participate in such defense at such Indemnified Party's expense. The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Section 7 only if such failure is prejudicial to the ability of the Indemnifying Party to defend such action, and such failure shall in no event relieve the Indemnifying Party of any liability that he or it may have to any Indemnified Party otherwise than under this Section 7. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation.

     8.   Information by Holders and Other Stockholders.  Each Holder or Other
          ---------------------------------------------
Stockholder of securities included in any registration shall furnish in writing to the Company duly executed by such Holder or Other Stockholder, such information regarding such Holder or Other Stockholder and the distribution proposed by such Holder or Other Stockholder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement, and the Company shall not be required to include any Holder's or Other Stockholder's securities in any such registration unless such information shall have been provided.

     9.   Rule 144 Reporting.  With a view to making available the benefits of
          ------------------
certain rules and regulations of the Commission that may permit the sale of the Common Stock to the public without registration, the Company shall:

          9.1. make and keep public information available as those terms are understood and defined in Rule 144 promulgated by the Commission under the Securities Act ("Rule 144"), at all times following the Public Offering;

          9.2. file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act; and

          9.3. so long as any Holder owns any securities constituting or representing Registrable Securities, furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Securities Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

     10.  Transfer of Registration Rights.  The rights to cause the Company to
          -------------------------------
register securities of the Company under Sections 2, 3 and 4 hereof may be assigned by any original Holder (a) to an assignee of Registrable Securities consisting of or derived from conversion of not less than fifty percent (50%) of the Common Stock originally issued to such transferring Holder, or (b) upon distribution by the Holder or an assignee described in (a) that is an entity, of any of the securities described in (a) to the direct or indirect beneficial owners of the securities of such entity (including direct or indirect general or limited partners thereof), together with the securities being transferred, provided that in each case the Company is given written notice, at the time or within a reasonable time after said transfer, stating the name and address of said transferee and identifying the securities with respect to which such registration rights are being assigned. No such assignment shall be effective unless the transferee shall be required, as a condition to such transfer, to agree in writing that he or it will receive and hold such securities subject to the provisions of this Agreement and unless the Company is given written notice at the time of the assignment or within a reasonable time after such assignment, stating the name and address of said transferee and identifying the securities that are being assigned. The above notwithstanding, in the event that a holder of Registrable Securities transfers its Registrable Securities to an affiliate, or in the case of individuals, to any immediate family member or a trust for the benefit of such individual or immediate family member, the registration rights granted by this Agreement shall be transferred with such Registrable Securities.

     11.  "Market Stand-Off" Agreement.  If requested by the Company upon the
          ----------------------------
recommendation of the Board of Directors of the Company and an underwriter of Common Stock (or other securities) of the Company, any Holder who includes Registrable Securities in a Piggyback Registration, shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by them during the ninety (90) day period following the effective date of a registration statement of the Company filed under the Securities Act, provided that:

          (A) such agreement shall apply only with respect to an underwritten Piggyback Registration; and

          (B) other Stockholders selling securities pursuant to such registration statement and all officers and directors of the Company enter into similar agreements.

     Such agreement shall be in writing in form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said ninety (90) day period.

     12.  Changes in Common Stock.  If, and as often as, there is any change in
          -----------------------
the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

     13.  Representations and Warranties of the Company.  The Company represents
          ---------------------------------------------
and warrants as follows:

          (A) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or Bylaws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

          (B) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms (except as enforceability may be limited or affected by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws and equitable principles now or hereafter in effect and affecting the rights and remedies of creditors generally).

     14.  Termination.  Except as set forth below, the Registrable Securities
          -----------
shall cease to be Registrable Securities upon the earlier to occur of (i) their sale pursuant to a registration statement or Rule 144 under the Securities Act, or (ii) when they are eligible for sale under Rule 144 without holding period or volume limitations.

     17.  Entire Agreement.  This Agreement constitutes the entire agreement
          ----------------
among the parties hereto with respect to the matters provided for herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein.

     18.  Miscellaneous.
          -------------

          (A) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not.

          (B) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested or overnight courier, or sent by telecopier or telex, addressed as follows:


               (i) if to the Company or any other party hereto, at the address of such party set forth in the Merger Agreement, as appropriate;

               (ii) if to any subsequent holder of Registrable Securities, to it at such address as may have been furnished to the Company in writing by such holder;

               (iii) or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Registrable Securities) or to the holders of Registrable Securities (in the case of the Company) in accordance with the provisions of this paragraph.

          (C) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

          (D) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and Stockholder Agent.

          (E) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (F) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.


     [SIGNATURES BEGIN ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed on the date and year first above written.


                       SCIQUEST.COM, INC.

                       By:_________________________________________
                       Name:_______________________________________
                       Title:______________________________________

                       EMAX SOLUTION PARTNERS, INC.

                       By:_________________________________________
                       Name:_______________________________________
                       Title:______________________________________